Praxis Mutual Funds

Praxis International Index Fund

Supplement dated February 28, 2018 (“Supplement”) to the

Summary Prospectus dated April 30, 2017, as restated September 12, 2017 and Prospectus dated April 30, 2017

This Supplement contains new and additional information and should be read in connection with your

Summary Prospectus and Prospectus.

IMPORTANT NOTICE REGARDING CHANGE IN MANAGEMENT FEES

AND PORTFOLIO MANAGEMENT

1.	At a Meeting held on February 24-25, 2018, the Board of Trustees of the Praxis Mutual Funds (the “Board”) approved a reduction in the management fee for the Praxis International Index Fund (the “Fund”). As a result, effective March 1, 2018, the following changes are being made to the Fund’s Prospectus:

a.	The tables entitled “Fees and Expenses” and “Example” will be revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 56 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees[1]	0.48%	0.48%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[2]	0.47%	0.17%
Total Annual Fund Operating Expenses	1.20%	0.65%

[1]	“Management Fees” have been restated to reflect current fees.
[2]	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$641	$886	$1,150	$1,903
Class I	$66	$208	$362	$810

b.	The paragraph and table under the section “The Investment Adviser – Praxis Mutual Funds” will be revised as follows:

The Adviser makes the day-to-day investment decisions for the Impact Bond Fund, the Value Index Fund, the Growth Index Fund, and the Small Cap Index Fund and oversees the Sub-Adviser’s daily investment of the assets for the International Index Fund. In addition, the Adviser continuously reviews, supervises and administers each Fund’s investment program, and is responsible for directing the Stewardship Investing aspects of each Fund’s program. For these advisory services, the Funds paid the following management fees (including waivers and recoupment) during the fiscal year ended December 31, 2016:

Percentage of average net assets as of 12/31/16
Impact Bond Fund	0.39%*
International Index Fund	0.60%[1]
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Index Fund	0.84%*[2]

*	Contractual fees (as a percentage of average daily net assets) were 0.40 percent, and 0.85 percent for the Impact Bond Fund and the Small Cap Index Fund, respectively. Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Fund to exceed the limits noted above in the “Fees and Expenses” section for each of the Funds. Pursuant to that agreement, during the fiscal year ended December 31, 2016, the Adviser waived or reimbursed $48,214, and $6,061 in respect to the Impact Bond Fund and the Small Cap Index Fund, respectively. A Fund’s obligation to repay deferred fees accrued in any fiscal year shall expire three years after the end of such fiscal year.
[1]	Effective March 1, 2018, the management fee paid by the Fund to the Adviser is as follows: 0.55 percent up to $100 million, 0.45 percent over $100 million up to $500 million, and 0.38 percent over $500 million. Prior to March 1, 2018, the management fee paid by the Fund to the Adviser was as follows: 0.60 percent up to $100 million, 0.51 percent over $100 million up to $500 million, and 0.45 percent over $500 million.
[2]	Effective January 1, 2017, the management fee paid by the Fund to the Adviser was reduced from 0.85 percent to 0.30 percent of the Fund’s daily net assets due to the Fund’s change in investment policy.

2.	Effective March 1, 2018, Annie Tan has been named a co-portfolio manager of the Praxis International Index Fund (the “Fund”). Accordingly,

a.	The following information is added to the section titled “Portfolio Managers” in the Fund’s Summary Prospectus and the section titled “Praxis International Index Fund – FUND MANAGEMENT – Portfolio Managers” in the Prospectus:

Annie Tan, Portfolio Manager, has managed the Fund since March 1, 2018.

b.	The following information is added to the section titled “Fund Management – Portfolio Managers – International Index Fund” in the Prospectus:

Annie Tan – Annie Tan has been a portfolio manager at Aperio since October 2013, where she supervises and manages Aperio’s ESG/SRI portfolio management efforts. She also provides analytical support in the research, portfolio management, and trading of client portfolios. Prior to joining Aperio, Annie was an Investment Analyst at Dragon Financial Group in 2013. She received her BA in Economics from the University of California, Davis and her MS in Financial Analysis from the University of San Francisco.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE